SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  _____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date  of  report  (Date  of  earliest  event  reported)          March  31, 2000
                                                                 ---------------


                                   YP.Net.Inc.
                                   -----------
               (Exact Name of Registrant as Specified in Charter)


        Nevada                      0-24217                     85-026668
        ------                      -------                     ---------
(State or Other Jurisdiction     (Commission                 (IRS  Employer
     of  Incorporation)          File  Number)             Identification  No.)


4840  East  Jasmine  Street,  Suite  110,  Mesa,  Arizona               85205
---------------------------------------------------------               -----
(Address  of Principal Executive Offices)                             (Zip Code)


Registrant's  telephone  number,  including  area  code          (480)  654-9646
                                                                 ---------------


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  5.  OTHER  EVENTS.

On March 31, 2000, Registrant executed the First Amendment to Loan Agreement by and between Joseph and Helen VanSickle, the Lenders, and YP.Net.Inc. copy of that Agreement is attached hereto as Exhibit "A". The Amendment to the original Agreement signed on or about October 1, 1999, permits the balance of $1,400,000 yet remaining unpaid on the Promissory Note to be paid in installment payments of $100,000 per month commencing February 24, 2000, all due and payable on or before March 24, 2001, and raises the annual interest rate from 8% to 10% on the remaining unpaid balance of $1,400,000. An additional Form UCC-1 was executed reflecting the Debtor's name change from RIGL Corporation to YP.Net.Inc. and a Form UCC-2 was executed reflecting the former Form UCC-1, originally filed.

     The Amendment also requires that Registrant reissue all of the 1,000,000 Shares of RIGL Common Stock Certificates previously issued to be reissued as YP.Net.Inc. Shares.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            YP.NET.INC.


Date:     May  19,  2000                    By:  /s/  Angelo  Tullo
          --------------                         ------------------
                                                 Angelo  Tullo,  Chairman


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                                   Exhibit "A"

                        FIRST AMENDMENT TO LOAN AGREEMENT


     This First Amendment To Loan Agreement ("Amendment) is made and entered into at Maricopa County, Arizona, this 31st day of March 2000. by and between
                                          ----
YP.Net, Inc., a Nevada corporation, formerly RIGL Corporation ("YP.NET") and Joseph and Helen Van Sickle (collectively "Lender").

                                    RECITALS

     A. On or about May 26, 1999, a certain Loan Agreement was executed by the parties above named in connection with a loan of $2,000,000 made by Lender to YP.NET (then known as RIGL Corporation and whose name was changed to YP.Net, Inc. on or about October 1. 1999) which loan is evidenced by a certain Promissory Note and Stock Pledge Agreement executed concurrently with the Loan Agreement (collectively "Package").

     B. The Package is still in full force and effect according to the respective terms and conditions therein contained in each of said documents making up the Package.

     C. The Promissory Note is now past due, no default has been declared by Lender. and to prevent the declaration of default the parties desire to extend the time of payment provided for in said Promissory Note.

     D. The Security Agreement executed concurrently with execution of documents comprising the Package is also deemed to be in lull force and effect according to its terms, and specifically provides for pall extensions" to be regarded as part of the original Promissory Note

     E. The Form UCCI filed and recorded as required by law in the Stale of Arizona remains in full force and effect and is deemed by the parties hereto to be and remain a first priority lien against all of the assets of YP.Net, Included within the scope of Form UCC-1 tiled of record. To insure that priority, revised UCC Form 1 and 2 in the form attached will be filed of record.

     F. By this Amendment, it is the intention of the parties to permit the balance of $1AOO,000 yet remaining unpaid on the Promissory Note to he paid in accordance with this Amendment by extended installment payments, and the annual interest rate to be raised from 8% as stated in the Promissory Note to 10% on the remaining unpaid balance.

     G. Other than for the provisions for extended payments and an increased rate of annual interest provided for in this Amendment, each and all of the terms, conditions and provisions of all documents making tip the Package, as well as the Security Agreement and Form UCC-1 shall ho and remain iii full force and effect, without amendment thereto.

     In consideration of the mutual promises of the parties and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, It is agreed as follows:

     1. Recitals. Each and all of the Recitals above shall be deemed to be true and correct and are hereby Incorporated as a part of this Agreement as though set forth fully herein.

     2. Payment Schedule.

     a) The principal balance of the Promissory Note is $1,400,000 as of the date hereof, and all interest accrued through January 24, 2000 has been paid iii full.

     b) The principal unpaid balance shall bear interest at the rate of ten percent (10%) per annum, default interest shall remain 20% per annum.

     c) Concurrently with the execution of this Amendment YP.Net, Inc., will pay Lender the sum of $100,000 as and for the February 2000 principal payment, plus the sum of $13,611.12 as and for accrued interest through February 24, 2000.

     d) YP.NET shall make payments to Lender of not less than one hundred thousand dollars ($100,000) plus all unpaid accrued interest per month commencing March 24, 2000, and on the 24th day of each succeeding month, all principal and accrued interest to be paid in full on or before March 24, 2001.

     e) YPNFT agrees to execute from lime such other agreements or documents as shall reasonably be requested by Lender to give effect to this Amendment.

     3. Issuance of Certificates. YP.NET shall cause alt of the RIGL Corporation Common Stock share Certificates previously issued with the Stock Pledge Agreement to be reissued indicating YP.Net, Inc. as the issuing corporation, and the certificate for 1,000,000 Shares previously issued by RIGL to Van Sickle shall also be replaced by a YP.Net, Inc. certificate.

     4. No Compromise of Position. Nothing herein contained shall be deemed by the parties hereto to compromise or adversely affect the Lender's rights to enforce any of the documents making up the Package or the Security Agreement or Financing Statement hereto executed by YP.NET, except as specifically provided for in this Amendment relating to the Promissory Note maturity date arid rate of interest.

     5. Signatures. Angelo Tulle, the Chairman of the Board of YP.NET and DeVal Johnson. corporate Secretary of YP.NET, have been authorized to execute this Amendment on behalf of YP.NET.

     The parties hereto have executed this Agreement as of the date first above written.

                         YP.NET,  INC.

                         By  /S/  Angelo  Tullo
                         Angelo  Tullo
                         Chairman  of  the  Board  of  Directors



                         By  /S/  DeVal  Johnson
                         DeVal  Johnson,  Secretary

                         Lender

                         /S/  Joseph  Van  Sickle
                         Joseph  Van  Sickle


                         /S/  Helen  Van  Sickle
                         Helen  Van  Sickle

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